Sunstone Financial Group, Inc.
                       207 East Buffalo Street, Suite 400
                              Milwaukee, WI 53202


                                October 28, 1996


Via EDGAR
---------

Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  The Bramwell Growth Fund (the Fund);
     Registration Nos.: 33-79742: 811-8546


Gentlemen:
One behalf of the Fund and pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, we hereby file a Quarterly Report to shareholders for the period ended September 30, 1996.

If you have any questions concerning this filing, please do not hesitate to contact me.

Very Truly Yours,

/s/ Mike Yanke

Mike Yanke
Sunstone Financial Group, Inc.
Client Services and Accounting Manager

MEY/llm
Encl.





THE BRAMWELL GROWTH FUND

QUARTERLY REPORT - SEPTEMBER 1996


745 Fifth Avenue
New York, New York 10151




Dear Fellow Shareholders:

Investment Results _ Quarter Ended September 1996

The BRAMWELL GROWTH FUND appreciated 2.7% in the September quarter and 10.6% for the first nine months of calendar 1996 to $14.99 net asset value per share. For the twelve months ended September, the Fund appreciated 9.7%. Since inception, August 1, 1994, the Fund's cumulative return was 50.4% resulting in a compound average annual rate of return of 20.7%. Investment results compared to those of the S&P 500 Stock Index and the Lipper Growth Funds Index were:

Comparative                September Q     1996 Calendar    One     Since
Investment Returns            1996          Year-to-Date   Year   Inception<F1>
------------------         -----------     -------------   -----  ------------
THE BRAMWELL GROWTH FUND       2.7%             10.6%       9.7%     20.7%
S&P 500 Stock Index <F2>       3.1              13.5       20.3      23.3
Lipper Growth Funds Index <F3> 2.8              11.1       13.8      20.1

<F1> Compound average annual return since inception 8/1/94. Cumulative return since inception through September 30,1996 for The Bramwell Growth Fund was 50.4% compared to 57.4% for the S&P 500 Stock Index and 48.6% for the Lipper Growth Funds Index. Past performance is historical and does not predict future results. Investment returns and principal value will fluctuate, so that shares, when redeemed may be worth more or less than original cost.

<F2> The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F3> The Lipper Growth Funds Index is an index made up of the 30 largest mutual funds in the Lipper Analytical Services, Inc. growth objective grouping. Funds comprising the Index are equal weighted and returns include the reinvestment of dividends and are net of expenses.

The Fund ended September with net assets of $136.9 million and more than 16,000 shareholders compared to $113.0 million in net assets and some 11,000 shareholders at the end of September 1995.


COMMENTARY

September quarter results benefitted from gains in selected stocks of global brand companies, financial services, information processing, and outsourcing. Specific stocks that did well were Eckerd, which moved closer to its potential growth rate, Red Lion Hotels, which is to be acquired by Doubletree at about its projected growth rate, and Continuum, acquired by Computer Sciences at a premium to market which approximated its projected growth rate. The Fund ended the quarter with a median capitalization of $2.0 billion. We continue to focus on mid-cap companies, those with market capitalizations of $1 to $5 billion, where we think that there is a large universe of companies with an optimum mix of growth and liquidity. This mid-cap universe accounted for about 40% of the value of our portfolio at the end of the quarter. We estimate that the 1997 earnings growth rate of our portfolio is 23% for which we are paying a price/earnings multiple of 19.5 times or a P/E ratio to growth of 85%. By contrast, we estimate that the 1997 growth rate for the S&P 500 Stock Index is 9% which the market values at an approximate price/earnings multiple of 16 times or a P/E ratio to growth of roughly 175%.


OUTLOOK

We anticipate continued gains in the equity markets in 1997 as stock prices track continued expansion in overall corporate profits. We expect the Gross Domestic Product (GDP) to grow 2-3% and that the number of people employed will continue to increase. We look for inflation to stay in the 2-3% range as technology drives costs down and global manufacturing and outsourcing restrain wage increases. Legislative reform of agriculture should increase supply and legislative reform of telecommunications should encourage competition and reduce communication costs. We look for interest rates to stay in a narrow band with the U.S. Treasury 3-month bill yielding some 5%. The spread between inflation and interest rates continues to be historically wide. In addition to revenue growth stemming from new products and new markets opened by global capitalism, we anticipate further margin improvement as investment spending that has restrained margins in the past few years begins to pay off. On the other hand, expanded government regulation and industrial policy would restrict margin expansion.

We continue to look for companies growing faster than the overall market. Areas of continuing interest include outsourcing, be it information processing, staffing, or manufactured components, as companies drive for increased flexibility and productivity to be globally competitive. In addition, we like companies with global brands, financial services, and innovators, especially in communications and medical technology. The rapidly changing world is creating many investment opportunities in which our Fund can selectively invest. We appreciate the opportunity to further your long-term investment objectives.


FUND INVESTMENT

The minimum initial investment for a Regular account is $1,000 and $500 for an IRA or Gift to Minor account. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile and investors are encouraged to invest over time. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

                                   Sincerely,

                                   /s/ Elizabeth R. Bramwell

                                   Elizabeth R. Bramwell, CFA
                                   President and Chief Investment Officer


October 15, 1996

The outlook and opinions expressed above represent the views of the investment adviser as of October 15, 1996 and are subject to change as market, political and economic events unfold.






THE BRAMWELL GROWTH FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 (UNAUDITED)


                                           Shares              Value
                                          -------              -------

COMMON STOCKS - 98.48%

APPAREL - 4.35%
Cutter & Buck, Inc.,<F4>                   25,000          $   331,250
Gargoyles, Inc.<F4>                           500               10,563
Nike, Inc.                                 20,000            2,430,000
Oakley, Inc.<F4>                           40,000            1,700,000
Sola International, Inc.<F4>               40,000            1,490,000
                                                           -----------
                                                             5,961,813

AUTOMOTIVE & HEAVY
Equipment - 1.37%
Deere & Company                            25,000            1,050,000
Lear Corporation<F4>                       25,000              825,000
                                                           -----------
                                                             1,875,000

CHEMICALS - 1.04%
Monsanto Corporation                       13,000              474,500
OM Group, Inc.                             25,000              950,000
                                                           -----------
                                                             1,424,500

COMMUNICATIONS - 3.47%
Cisco Systems, Inc.<F4>                    10,000              620,625
Lucent Technologies, Inc.<F4>              10,200              467,925
MFS Communications Company, Inc.<F4>       40,000            1,745,000
OzEmail Ltd.<F4> - ADS                     30,000              273,750
U.S. Satellite Broadcasting Company<F4>    70,500            1,639,125
                                                           -----------
                                                             4,746,425

CONSTRUCTION & ENGINEERING - 1.12%
Fluor Corporation                          25,000            1,537,500


ENERGY - 1.39%
Carbo Ceramics, Inc.<F4>                   10,500              210,000
Diamond Offshore Drilling, Inc.<F4>        20,000            1,100,000
Input/Output, Inc.<F4>                     20,000              595,000
                                                           -----------
                                                             1,905,000

ENTERTAINMENT & LEISURE TIME - 4.37%
Cinar Films, Inc., Class B<F4>             30,000              781,875
Gaylord Entertainment Company              30,537              690,900
Harman International Industries            15,000              731,250
Pixar, Inc.<F4>                            25,500              414,375
Regal Cinemas, Inc.<F4>                   115,250            2,881,250
Rockshox, Inc.<F4>                         10,000              150,000
Steinway Musical Instruments, Inc.<F4>     20,000              335,000
                                                           -----------
                                                             5,984,650

FINANCIAL SERVICES - 5.08%
Charles Schwab Corporation (The)           35,000              809,375
Collective Bancorp, Inc.                   30,000              855,000
MSB Bancorp, Inc.                          17,000              286,875
Northern Trust Company                     45,000            2,958,750
Washington Mutual, Inc.                    55,000            2,048,750
                                                           -----------
                                                             6,958,750

FOOD & BEVERAGE - 1.75%
CPC International, Inc.                    20,000            1,497,500
Hershey Foods Corporation                  18,000              904,500
                                                           -----------
                                                             2,402,000


                                           Shares              Value
                                          -------             -------

HEALTHCARE - 6.36%
BioChem Pharmaceuticals, Inc.<F4> - ADR     15,000         $   601,875
Guidant Corporation<F4>                     31,000           1,712,750
Johnson & Johnson                           70,200           3,597,750
Merck & Company, Inc.                       30,000           2,111,250
Neurex Corporation<F4>                      35,500             678,937
                                                           -----------
                                                             8,702,562

HOUSEHOLD PRODUCTS - 1.98%
Colgate-Palmolive Company                   20,000           1,737,500
Procter & Gamble Company                    10,000             975,000
                                                           -----------
                                                             2,712,500

INDUSTRIAL PRODUCTS - 9.82%
Emerson Electric Company                    24,900           2,244,112
General Electric Company                    40,000           3,640,000
Illinois Tool Works, Inc.                   45,000           3,245,625
Kennametal, Inc.                            35,400           1,216,875
Methode Electronics, Inc. - A               45,500             847,438
Molex Inc., Class A                         50,687           1,710,686
X-Rite, Inc.                                30,000             547,500
                                                           -----------
                                                            13,452,236

INFORMATION PROCESSING:
OFFICE EQUIPMENT - 0.91%
International Business Machines, Inc.       10,000           1,245,000


INFORMATION PROCESSING:
SERVICES - 6.98%
Automatic Data Processing, Inc.             55,000           2,399,375
Billing Information Concepts
  Corporation<F4>                           10,000             222,500
Computer Sciences Corporation<F4>           70,729           5,437,292
DST Systems, Inc.<F4>                       10,000             320,000
First Data Corporation                      10,929             892,080
Paychex, Inc.                                5,000             290,000
                                                           -----------
                                                             9,561,247

INFORMATION PROCESSING:
SOFTWARE - 2.80%
Informix Corporation<F4>                    25,000             696,875
Microsoft Corporation<F4>                   10,000           1,318,750
SAP AG - ADR                                33,000           1,816,320
                                                           -----------
                                                             3,831,945

INSURANCE - 5.02%
Allstate Corporation                        55,000           2,708,750
American International Group, Inc.          25,000           2,518,750
Berkley (W.R.) Corporation                  21,500             983,625
Horace Mann Educators Corporation           20,000             657,500
                                                           -----------
                                                             6,868,625

LODGING - 1.89%
Micros Systems, Inc.<F4>                    27,500             811,250
Red Lion Hotels, Inc.<F4>                   60,000           1,777,500
                                                           -----------
                                                             2,588,750

PACKAGING - 1.15%
Sealed Air Corporation<F4>                  15,000             558,750
Sonoco Products Company                     36,750           1,010,625
                                                           -----------
                                                             1,569,375


PORTFOLIO OF INVESTMENTS _ SEPTEMBER 30, 1996 (UNAUDITED) (CONTINUED)

COMMON STOCKS _ 98.48% (cont'd.)

                                            Shares             Value
                                           --------           -------
RESTAURANTS - 2.01%
Landry's Seafood Restaurants, Inc.<F4>      25,000         $   625,000
Lone Star Steakhouse and Saloon, Inc.<F4>   70,000           2,130,625
                                                           -----------
                                                             2,755,625

RETAILING - 20.58%
Albertsons, Inc.                            60,300           2,540,137
Eckerd Corporation<F4>                     235,000           6,580,000
Home Depot, Inc. (The)                      25,000           1,421,875
Just For Feet, Inc.<F4>                     40,000           2,005,000
Kohl's Corporation<F4>                      50,000           1,800,000
Loehmann's, Inc.<F4>                        18,000             482,625
OfficeMax, Inc.<F4>                         88,100           1,233,400
PETsMART, Inc.<F4>                          20,000             517,500
Saks Holdings, Inc.<F4>                     31,000           1,085,000
Staples, Inc.<F4>                           85,000           1,885,938
Sunglass Hut International<F4>              40,000             637,500
Tiffany & Co.                               60,800           2,432,000
Viking Office Products, Inc.<F4>            25,000             750,000
Walgreen Company                           130,000           4,810,000
                                                           -----------
                                                            28,180,975

SERVICES: EDUCATION - 0.19%
Children's Comprehensive Services, Inc.<F4> 15,000             262,500

SERVICES: TEMPORARY HELP - 8.86%
Barrett Business Services, Inc.<F4>         40,000             640,000
Employee Solutions, Inc.<F4>                20,000             345,000
Interim Services, Inc.<F4>                  55,000           2,351,250
Labor Ready, Inc.<F4>                       49,000             869,750
Manpower, Inc.                              65,100           2,164,575
On Assignment, Inc.<F4>                     50,000           1,712,500
Robert Half International, Inc.<F4>        110,000           4,056,250
                                                           -----------
                                                            12,139,325

TECHNOLOGY: SEMICONDUCTORS - 1.51%
C-Cube Microsystems, Inc.<F4>               25,000           1,109,375
Intel Corporation                           10,000             954,375
                                                           -----------
                                                             2,063,750

TECHNOLOGY: OTHER - 3.45%
Affinity Technology Group, Inc.<F4>         35,000             415,625
Conductus, Inc.<F4>                         20,000             170,000
Loral Space & Communications Ltd.<F4>       25,000             393,750
Thermo Electron Corporation<F4>             65,475           2,651,737
ThermoLase Corporation<F4>                  25,000             621,875
ThermoQuest Corporation<F4>                 35,000             468,125
                                                           -----------
                                                             4,721,112

TRANSPORTATION - 1.03%
Bombardier, Inc., Class B                   50,000             712,100
Kansas City Southern Industries, Inc.       16,300             696,825
                                                           -----------
                                                             1,408,925

TOTAL COMMON STOCKS
(Cost $108,727,309)                                        134,860,090
                                                           -----------


                                          Principal
                                           Amount               Value
                                          ---------            -------
VARIABLE RATE DEMAND NOTES - 1.39%

General Mills, Inc.                       $  55,000         $   55,000
Johnson Controls Corp.                      331,000            331,000
Pitney Bowes, Inc.                          457,000            457,000
Sara Lee Corporation                        625,000            625,000
Southwestern Bell Corporation               223,000            223,000
Wisconsin Electric Power Co.                208,000            208,000
                                                           -----------


TOTAL VARIABLE RATE DEMAND NOTES
(Cost $1,899,000)                                            1,899,000
                                                           -----------


TOTAL INVESTMENTS - 99.87%
(Cost $110,626,309)                                        136,759,090

CASH AND OTHER ASSETS,
     less Liabilities - 0.13%                                  183,898
                                                           -----------

NET ASSETS - 100.00%
(9,133,446 shares outstanding)                            $136,942,988
                                                          ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                      $14.99
                                                                ======
<F4>Non-income producing




The Bramwell Growth Fund
Quarterly Report - September 30, 1996



                            TOP TEN INDUSTRY SECTORS
                               SEPTEMBER 30, 1996
                           --------------------------

Retailing                     20.6%      Financial Services            5.1%
Information Processing        10.7       Insurance                     5.0
Industrial Products            9.8       Technology                    5.0
Temporary Help                 8.9       Entertainment & Leisure Time  4.4
Healthcare                     6.4       Apparel                       4.4


                            TOP TEN EQUITY HOLDINGS
                              SEPTEMBER 30, 1996
                            -----------------------

Eckerd                         4.8%      Johnson & Johnson             2.6%
Computer Sciences              4.0       Illinois Tool Works           2.4
Walgreen                       3.5       Northern Trust Company        2.2
Robert Half                    3.0       Regal Cinemas                 2.1
General Electric               2.7       Allstate                      2.0




                            THE BRAMWELL GROWTH FUND

                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)



                               BOARD OF DIRECTORS


                           ELIZABETH R. BRAMWELL, CFA
                          President, Chief Investment
                             and Financial Officer
                            The Bramwell Funds, Inc.


                             J. SINCLAIR ARMSTRONG
                              Director & Secretary
                           The Reed Foundation, Inc.
                                Retired Partner
                        Whitman, Breed, Abbott & Morgan
                         Former Commissioner & Chairman
                       Securities and Exchange Commission


                                ISABEL H. BENHAM
                          Director, Board of Trustees
                John W. Barringer III National Railroad Library


                                GEORGE F. KEANE
                                    Chairman
                              Trigen Energy Corp.
                               President Emeritus
                             The Common Fund, Inc.


                                JAMES C. SARGENT
                                    Counsel
                    Opton, Handler, Gottlieb, Feiler & Katz
                              Former Commissioner
                            Securities and Exchange
                                   Commission


                             MARTHA R. SEGER, PH.D.
                                    Chairman
                           Martha Seger & Associates
                                Former Governor
                             Federal Reserve Board



                                    OFFICERS


                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer

                                MARY F. MCCOLLUM
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                    COUNSEL
                             Dechert Price & Rhoads

                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                            Coopers & Lybrand L.L.P.

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             Firstar Trust Company



This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.